Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AlphaClone Alternative Alpha ETF (ALFA)
(the "Fund")

January 8, 2020

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated July 31, 2019

Effective immediately, Vident Investment Advisory, LLC (“VIA”) no longer serves as sub-adviser to the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. Accordingly, all references to VIA and its portfolio management team in the Prospectus and SAI should be disregarded. Andrew Serowik and Travis Trampe, Portfolio Managers of the Adviser, are the Fund’s portfolio managers.
Effective immediately, the following replaces the “Management—Portfolio Managers” section on page 14 of the Prospectus:
Portfolio Managers
Andrew Serowik and Travis Trampe are primarily responsible for the day-to-day management of the Fund.
Mr. Serowik joined the Adviser from Goldman Sachs. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.
Mr. Trampe has over 17 years of investment management experience, including over 10 years as Portfolio Manager for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in Finance and a minor in Mathematics.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.
Effective immediately, the following replaces the “Portfolio Managers” section on pages 18–19 of the SAI:
PORTFOLIO MANAGERS
Andrew Serowik and Travis Trampe serve as the Fund’s portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Portfolio Manager Compensation. Mr. Serowik’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. Mr. Trampe’s portfolio management compensation also includes a salary and discretionary bonus based upon the profitability of the Adviser. Neither Mr. Serowik’s nor Mr. Trampe’s compensation is directly related to the performance of the underlying assets.
Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of each Portfolio Manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a‑1(a)(2) under the Exchange Act. As of December 31, 2019, the Portfolio Managers did not beneficially own Shares.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Serowik	9	$513.91	0	$0	0	$0
Travis Trampe	9	$513.91	0	$0	0	$0
* Information provided is as of August 31, 2019. None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.
Conflicts of Interest
The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.

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